UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2003
_______________

Targeted Genetics Corporation
(Exact name of registrant as specified in charter)

Washington	0-23930	91-1549568

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Olive Way, Suite 100 Seattle, Washington 98101

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 623-7612

Not Applicable (Former name or former address, if changed since last report)

Item 5.         Other Events

        As of November 9, 2003, Targeted Genetics entered into the Sixth Amendment to Lease Agreement with Ironwood Apartments, Inc., or the Sixth Amendment. The Sixth Amendment extended the lease on Targeted Genetics’ main facility in Seattle for an additional storage and warehouse space. A copy of the Sixth Amendment is attached to this current report as Exhibit 10.1 and is incorporated into this current report by reference.

        On January 8, 2004, Targeted Genetics entered into the Amendment No. 3 to the Industrial Collaboration Agreement with International AIDS Vaccine Initiative, Inc., and Children’s Research Institute, or the Amendment. On January 8, 2003, Targeted Genetics Corporation issued a press release announcing a three year extension of Industrial Collaboration Agreement. The text of the press release is set forth in Exhibit 99.1 attached to this release and incorporated herein by this reference. A copy of the Amendment is attached to this current report as Exhibit 10.2 and is incorporated into this current report by reference.

        On January 9, 2004, Targeted Genetics entered into the Fifth Amendment to Lease Agreement with Benaroya Capital Company, LLC, or the Fifth Amendment. The Fifth Amendment extends and revises the lease on Targeted Genetics’ offices in Seattle. A copy of the Fifth Amendment is attached to this current report as Exhibit 10.3 and is incorporated into this current report by reference.

Item 7.         Events

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description

10.01	Sixth Amendment to Lease Agreement, dated as of November 1, 2003, by and between Targeted Genetics and Ironwood Apartments, Inc.*

10.02	Amendment No. 3 to the Industrial Collaboration Agreement, dated as of December 24, 2003, by and among Targeted Genetics, International AIDS Vaccine Initiative, Inc. and Children's Research Institute*

10.03	Fifth Lease Amendment, dated as of January 2, 2004, by and between Targeted Genetics and Benaroya Capital Company, LLC*

99.1	Press Release of Targeted Genetics dated January 8, 2003.

* Portions of this exhibit have been omitted based on an application for confidential treatment filed with the SEC. The omitted portions of the exhibit have been filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Targeted Genetics Corporation

Date: January 12, 2004	By: /s/ Todd E. Simpson
Todd E. Simpson Vice President, Finance and Administration and Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.01	Sixth Amendment to Lease Agreement, dated as of November 1, 2003, by and between Targeted Genetics and Ironwood Apartments, Inc.*

10.02	Amendment No. 3 to the Industrial Collaboration Agreement, dated as of December 24, 2003, by and among Targeted Genetics, International AIDS Vaccine Initiative, Inc. and Children's Research Institute*

10.03	Fifth Lease Amendment, dated as of January 2, 2004, by and between Targeted Genetics and Benaroya Capital Company, LLC*

99.1	Press Release of Targeted Genetics dated January 8, 2003.

* Portions of this exhibit have been omitted based on an application for confidential treatment filed with the SEC. The omitted portions of the exhibit have been filed separately with the SEC.